UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

BIOETHICS, LTD.

(Exact name of registrant as specified in its charter)

Commission File Number:  33-55254-41

NEVADA (State or other jurisdiction of incorporation)	30-0523156 (I.R.S. Employer Identification No.)
1661 Lakeview Circle, Ogden, UT (Address of principal executive offices)	84403 (Zip Code)

Registrant’s telephone number, including area code:

(801) 394-0087

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOETHICS, LTD

Form 8-K

Current Report

Item 3.02  Unregistered Sales of Equity Securities.

On December 12, 2017, the Company authorized the 2017 Series A Preferred Stock consisting of 12,500,000 shares of the Company’s previously authorized, but unissued shares of Preferred Stock, par value $0.01 per share (the “2017 Series A Preferred”).  Concurrent with the authorization of the 2017 Series A Preferred, the Company also approved the issuance of 10,700,000 shares of the 2017 Series A Preferred to Mark A. Scharmann, the Company’s sole officer and director, in exchange for the cancellation of $107,000 of loans made to the Company to pay the Company’s ongoing operating expenses.

The 10,700,000 shares of the 2017 Series A Preferred were issued in reliance on an exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03

Material Modification of Rights of Security Holders

The disclosure provided above in Item 3.02 is incorporated by reference into this Item 3.03.  On or about February 20, 2018, the Company filed a Certificate of Designation with the Secretary of State of the State of Nevada, in the form attached as Exhibit 4.1 to this Current Report on Form 8-K. The Certificate of Designation creates and specifies the rights of the 2017 Series A Preferred Stock of the Company, including the terms and conditions on which shares of such preferred stock may be redeemed by the Company. Below is a summary of certain provisions for the 2017 Series A Preferred and is qualified in its entirety to the specific provisions in in the Certificate of Designation:

The 2017 Series A Preferred Stock consists of 12,500,000 shares, $0.01 par value, with each share of Series A Preferred Stock entitled to:

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Liquidation preference in cash equal to $0.10 per share plus all unpaid dividends previously accrued thereon, to the date of final distribution, if any.

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Fifteen (15) votes per share and entitled to vote with the Common Stock.

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Subordinated to Senior Debt.

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The right to receive dividends, in equal amounts per share as are declared on the Company’s Common Stock by the Company’s board of directors.

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Not convertible to the Company’s Common Stock.

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The Company has the voluntary right to redeem up to 100 percent (100%) of the shares of the 2017 Series A Preferred Stock outstanding at any time after two (2) years from the date of issuance at a redemption price for each share of $0.10, plus any unpaid dividends, if applicable, on such shares.

Item 5.01 Changes in Control of Registrant.

On December 12, 2017, the Company authorized the 2017 Series A Preferred Stock consisting of 12,500,000 shares of the Company’s previously authorized, but unissued shares of Preferred Stock, par value $0.01 per share (the “2017 Series A Preferred”.  Concurrent with the authorization of the 2017 Series A Preferred, the Company also approved the issuance of 10,700,000 shares of the 2017 Series A Preferred to Mark A. Scharmann, the Company’s sole officer and director, in exchange for the cancellation of $107,000 of loans made to the Company to pay the Company’s ongoing operating expenses.  Although Mr. Scharmann is the Company’s sole officer and director, the issuance of the 10,700,000 shares of the 2017 Series A Preferred Stock should be deemed a change in the voting control of the Company in that each share of 2017 Series A Preferred Stock is entitled to fifteen (15) votes per share when voting with the Company’s Common Stock.

 ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2018	BIOETHICS, LTD.
a Nevada corporation
/s/ Mark A. Scharmann

By: Mark A. Scharmann
Its: President and Secretary

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